SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|X| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss.240.14a-12

                            MARINE EXPLORATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for

(1)      Amount Previously Paid:
(2)      Form, Schedule or Registration Statement No.:
(3)      Filing Party:
(4)      Date Filed:

                                    NOTICE OF
                         SPECIAL MEETING OF STOCKHOLDERS
                                       AND
                                 PROXY STATEMENT




Date:             August 24, 2010

Time:             10:00 a.m. MDT

Place:            535 Sixteenth Street, Suite 820
                  Denver, CO 80202
                  (303) 459-2485

                            MARINE EXPLORATION, INC.
                         535 Sixteenth Street, Suite 820
                                Denver, CO 80202
                                 (303) 459-2485

              NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD
                                 August 24, 2010

Dear Stockholder:

Our Special stockholders' meeting will be held on August 24, 2010, at 10:00 a.m. Mountain Daylight Time, at 535 Sixteenth Street, Suite 820, Denver, Colorado 80202 for the following purposes:

     1.   To  authorize  a  reverse   split  of  the  common  stock  issued  and
          outstanding on a 1 new shares for 500 old shares basis. Fractional shares will be rounded up to the next whole share. (Requires an amendment to the Articles of Incorporation.)

     2.   To amend the Articles of Incorporation to add the following Section:

                      SHAREHOLDER ACTION BY WRITTEN CONSENT

         "Any action required or permitted by Colorado Revised Statutes to be taken at a shareholder meeting may be taken without a meeting, if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing. Effectiveness of such action shall be as provided in Colorado Revised Statutes except when the requirements of Section 14 of the Securities Exchange Act of 1934 specify otherwise. Record date for determining shareholders entitled to take action, or entitled to be given notice under CRS 7-107-104 (as it may be amended) is the date the corporation first receives a writing upon which the action is taken pursuant to written consent of a majority of shareholders."

The Board of Directors has fixed the closing of business on August 4, 2010, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Dated: July 30, 2010                         By order of the Board of Directors,



                                             /s/ Mark Goldberg
                                             -----------------------------------
                                             Mark Goldberg, CEO and Acting CFO

                                 PROXY STATEMENT

                            MARINE EXPLORATION, INC.
                         535 Sixteenth Street, Suite 820
                                Denver, CO 80202
                                   (459) 2485


                               SPECIAL MEETING OF
                             SHAREHOLDERS TO BE HELD
                                 AUGUST 24, 2010

This Proxy Statement is being furnished to the shareholders of Marine Exploration, Inc., a Colorado corporation, in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Daylight time, August 24, 2010 at 535 Sixteenth Street, Suite 820, Denver, Colorado 80202. The Proxy Statement is first being sent or given to shareholders on or about August 6, 2010.


             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                    WE ARE ASKING YOU FOR A PROXY AND YOU ARE
                         REQUESTED TO SEND US A PROXY.


                                  VOTING RIGHTS

Stockholders of record of the Company as of the close of business on August 4, 2010 have the right to receive notice of and to vote at the Special Meeting. On June 13, 2010, the Company had issued and outstanding 917,344,476 shares of Common Stock (the "Common Stock") outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Special Meeting, a majority of the shares entitled to vote must be represented at the Special Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Special Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                               EXPENSE OF MAILING

The expense of preparing and mailing of this Proxy Statement to shareholders of the Company is being paid for by the Company. The Company is also requesting brokers, custodians, nominees, and fiduciaries to forward this Proxy Statement to the beneficial owners of the shares of common stock of the Company held of record by such persons. The Company will not reimburse such persons for the cost of forwarding.

                                     PROXIES

In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the agenda item or director(s) and in the discretion of such proxies to any other procedural matters which may properly come before the meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Mark Goldberg, CEO of Marine Exploration, Inc., 535 Sixteenth Street, Suite 820, Denver, Colorado 80202.

HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY AT MARINE EXPLORATION, INC., 535 SIXTEENTH STREET, SUITE 820, DENVER, COLORADO 80202.

The person named as proxy is Mark Goldberg, CEO, Acting CFO, and Director of the Company.

In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for reasonable out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder owning 10% or more of the outstanding shares has indicated her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

                   VOTING SECURITIES AND BENEFICIAL OWNERSHIP

As of the call date of the meeting, June 13, 2010, the total number of common shares outstanding and entitled to vote was 917,344,476 shares.

The holders of such shares are entitled to one vote for each share held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

                                   RECORD DATE

Stock transfer records will remain open. August 4, 2010 shall be the record date for determining shareholders entitled to vote and receive notice of the meeting.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of June 13, 2010, with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the outstanding shares of common stock, (ii) each director of the Company, (and nominees) and (iii) all directors and officers of the Company as a group. Unless otherwise indicated, all shares are held by the person named and are subject to sole voting and investment by such person.


Title of Class             Name and Address of Beneficial              Amount and Nature        Percent of
                           Owner                                       of Beneficial Owner      Class(1)
------------------------------------------------------------------------------------------------------------------------------------

Common Stock               Kingoreo Inc. (2)                           12,500,000                1.36%
                           535 16th Street, Suite 820
                           Denver, CO 80202

Common stock               MTG Financial Services, LLC (3)
                           535 16th Street, Suite 820                  625,000                   <0%
                           Denver, CO 80202

Common Stock               Hoss Capital, LLC (4)                       244,666,556               26.67%
                           535 16th Street, Suite 820
                           Denver, CO 80202


                                       4

Common Stock               Technology Partners, LLC (5)                17,327,018                1.89%
                           535 16th Street, Suite 820
                           Denver, CO 80202

Common Stock               Robert L. Stevens Family Trust (6)          24,680,000                2.69%
                           535 16th Street, Suite 820
                           Denver, CO 80202

Common Stock               Paul Enright Family Trust (7)               24,700,000                2.69%
                           535 16th Street, Suite 820
                           Denver, CO 80202

Common Stock               WestMountain Prime, LLC                     50,000,000                5.45%
                           103 W. Mountain Ave.
                           Fort Collins, CO 80524

Common Stock               WestMountain Asset Management, Inc.        175,000,000               19.08%
                           123 North College Ave., Suite 200
                           Fort Collins, CO 80524

Common Stock               Several Species, LLC (8)                     4,395,428                0.48%
                           2600 Douglas Road, PH10
                           Coral Gables, FL 33134

All Officers and Directors as a Group                                 303,589,002               33.10%


(1) Based upon 917,344,476 shares of common stock issued and outstanding on June 13, 2010.
(2) Kingoreo Inc is managed and beneficially owned by Mark Goldberg, our Chief Executive Officer and Acting CFO.
(3) Mr. Gonzalez is the former Secretary, and a former Director of the Company. His shares are beneficially owned through his solely owned company MTG Financial Services, LLC, a Colorado limited liability company, which owns 625,000 shares of the Company's common stock.
(4) Hoss Capital, LLC is owned in equal percentages by Robert L. Stevens, our former Interim CFO, Secretary, and Director, and Paul D. Enright, our former President and a Director.
(5)  Technology  Partners,  LLC is owned  in  equal  percentages  by  Robert  L.
     Stevens, our former Interim CFO, Secretary and Director, and Paul D. Enright, our President and a Director.
(6) Robert L. Stevens is the trustee of the Robert L. Stevens Family Trust and the Stevens family members are the beneficiaries.
(7) Paul D. Enright is the trustee of the Paul D. Enright Family Trust and the Enright family members are the beneficiaries.
(8) Several Species, LLC is managed and beneficially owned by our Secretary, Michael J. Scaglione.


                          VOTING REQUIRED FOR APPROVAL

A majority of the shares of common stock outstanding at the record date must be represented at the Special Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Special Meeting for each share of common stock registered in such shareholder's name at the record date.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Special Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Special Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares must vote in favor of the proposals present in person or by Proxy.

               REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

         (a) Cash Compensation.

The table below discusses the compensation of our executive officers for the fiscal years ended June 30, 2010 and 2009.


                                                              Non-equity     Non-qualified
                                                               incentive       deferred
                                           Stock     Option      plan        compensation      All other
                         Salary    Bonus    awards   awards   compensation     earnings       compensation    Total
Name & Position   Year     ($)      ($)      ($)       ($)        ($)             ($)             ($)          ($)
---------------- ------- -------- -------- --------- -------- ------------ ------------------ ------------ -------------
Michael
Scaglione,        2010      0        0        0         0          0               0               0            0
Director          2009      0        0        0         0          0               0               0            0

Mark Goldberg,    2010      0        0        0         0          0               0               0            0
CEO, Acting CFO,  2009      0        0        0         0          0               0               0            0
Director

Paul Enright,     2010      0        0        0         0          0               0               0            0
Director

Robert Stevens,   2010      0        0        0         0          0               0               0            0
Former director   2009      0        0        0         0          0               0               0            0

Miguel Thomas     2010      0        0        0         0          0               0               0            0
Former            2009      0        0        0         0          0               0               0            0
Secretary


     (1) Messrs Scaglione, Goldberg, and Enright are allowed compensation of up to $360,000 per year. However, they did not take any compensation during fiscal years 2009 and 2010.

     (2) Mr. Gonzalez received an annual salary of $48,000 per year which salary is paid by MTG Financial Services, LLC for management services that he provides to it as well as to us.

         (b) Compensation Pursuant to Plans. None.

         (c) Other Compensation.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information concerning outstanding equity awards held by the President and our most highly compensated executive officers for the fiscal year ended June 30, 2010 (the "Named Executive Officers").


                                      Option Awards                                       Stock awards
                                                                                                            Equity
                                                                                                            incentive
                                        Equity                                                              plan
                                        incentive                                                Equity     awards:
                                        plan                                                     incentive  Market
                                        awards:                                                  plan       or
               Number of    Number of   Number of                           Number    Market     awards:    payout
               securities  securities   securities                          of        value of   Number     value of
               underlying  underlying   underlying                          shares    shares     of         unearned
               unexercised unexercised  unexercised Option       Option     or        of units   unearned   shares,
               options       options    unearned    exercise   expiration   units     of stock   shares,    units or
    Name       (#)             (#)       options      price       date      of        that       units or   others
               exercisable unexercisable   (#)         ($)                  stock     have not   other      rights
                                                                            that       vested    rights     that
                                                                            have         ($)     that       have not
                                                                            not                  have not    vested
                                                                             vested              vested        ($)
                                                                               (#)                  (#)


Mark Goldberg,     0            0           0           0           0          0          0          0          0
CEO, and Acting
CFO

Michael Scaglione, 0            0           0           0           0          0          0          0          0
Secretary

Paul Enright,      0            0           0           0           0          0          0          0          0
Director

Robert Stevens,    0            0           0           0           0          0          0          0          0
former CFO

Miguel Thomas      0            0           0           0           0          0          0          0          0
Gonzalez,
former secretary


Aggregated  Option/SAR  Exercises in Last Fiscal Year an FY-End Option/SAR value
(None)

Long Term Incentive Plans - Awards in Last Fiscal Year (None)


                               BOARD OF DIRECTORS
Committees and Meetings

The Board held meetings throughout the fiscal year ended June 30, 2010.

Our Board of Directors functions as audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the Special financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.

                              DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table" during the year ended June 30, 2009.

                                                                         Non-qualified
                                                           Non-equity       deferred
                  Fees                                     incentive      compensation     All other
                  earned or      Stock        Option          plan          earnings      compensation      Total
      Name        paid in     awards ($)    awards ($)    compensation        ($)             ($)            ($)
                     cash                                     ($)
                     ($)
----------------- ----------- ------------ ------------- --------------- --------------- --------------- -------------

Mark Goldberg         0            0            0              0               0               0              0

Michael               0            0            0              0               0               0              0
Scaglione

Paul Enright          0            0            0              0               0               0              0

Robert Stevens(1)     0            0            0              0               0               0              0

Miguel Thomas (2)     0            0            0              0               0               0              0
Gonzalez

(1) Mr. Stevens was appointed Interim CFO and Secretary and Director on February 12, 2010 and resigned as Interim CFO, Secretary, and Director on June 17, 2010.

(2)  Mr. Gonzalez resigned as February 12, 2010.

Consulting Agreements

As of July 13, 2010, the Company had no consulting agreements.

Indemnification of Directors and Officers

As permitted by the Colorado Business Corporation Act, the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care is very limited. In addition, as permitted by the Colorado Business Corporation Act, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Colorado law, including those circumstances in which indemnification would otherwise be discretionary.

The Company has agreed to indemnify each of its directors and executive officers to provide the maximum indemnity allowed to directors and executive officers by the Colorado Business Corporation Act and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                         BOARD OF DIRECTORS AND OFFICERS

The persons listed below are currently Officers and the members of the Board of Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company as of June 13, 2010 are as follows:


         Name                  Age               Position                Term
--------------------------- ----------- ---------------------------- -----------

Mark Goldberg                    53      Chief Executive Officer,     Annual
                                         Acting CFO, and Director

Michael J. Scaglione             38      Director and Secretary       Annual

Paul Enright                     48      Director  and President      Annual


The directors of the Company hold office until the next Annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the Annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

The principal occupations of each director and officer of the Company for at least the past five years are as follows:

                              MANAGEMENT EXPERIENCE

MARK GOLDBERG, age 53, was appointed to the Board of Directors of Marine Exploration Inc. with directorship effective May 1, 2010. Mr. Goldberg has served as an officer and consultant to various public and nonpublic companies from 2001 to the present. In 2001 Mr. Goldberg was nominated for a Tony award as the producer for the Broadway show Bells are Ringing and also helped produced the off Broadway show Summer of 42. Mr. Goldberg was a registered stockbroker and manager with various brokerage firms from 1979 through 2001. He received his BS in Marketing from C.W. Post Long Island University (Brookville, NY) and his AAS in Marketing from Nassau Community College (Garden City, NY).

MICHAEL J. SCAGLIONE, Esq., age 38, was appointed to the Board of Directors of Marine Exploration, Inc. with Directorship effective May 1, 2010. Mr. Scaglione has worked in the legal field for over 15 years and provides expertise in foreign contracts and international relations with a specific focus in the Caribbean and South America. Mr. Scaglione also manages a private practice in Miami, Florida and has provided joint venture representation for a number of years. He remains significantly involved with marine technology designers, marine historians and cultural foundations who continue to provide valuable services to Marine Exploration's multiple ventures.

PAUL ENRIGHT, age 48, has been an Independent Consultant for public companies from 2003 -2005. Mr. Paul Enright is also a partner and founder of Hoss Capital LLC from 02/21/07 to current and also partner and founder of Technology Partners LLC from 01/11/2006 to current and is an acting Manager in both LLC's. From April of 2008 to December of 2008, Paul Enright has acted as the Vice-President of Business Development for Marine Exploration Inc. Effective December 10, 2008, Marine Exploration Inc. announced that it has appointed Paul D. Enright to the current position of President and Director. Mr. Enright devotes approximately all of his business time to our affairs.

--------------------------------------------------------------------------------

PROPOSAL #1: To authorize a reverse split of the common stock issued and outstanding on a 1 new shares for 500 old shares basis. Fractional shares will be rounded up to the next whole share. (Requires an amendment to the Articles of Incorporation.)

--------------------------------------------------------------------------------

We are asking shareholders to approve a pro-rata reverse split of our common stock, by which five hundred shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be when the Board decides to effectuate the split within one year after date of the meeting. This is not a "going private" transaction, and no shareholders will be reduced to less than one share.

We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and impairs the potential ability of the Company to raise capital by issuing new shares due to the low price.

We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

Shareholders should note that, after the reverse split, the number of our authorized shares will remain unchanged, while the number of issued and outstanding shares of our company will be reduced by the factor of the reverse, i.e. up to one for five hundred shares. It is important to realize that the issuance of additional shares is in the discretion of the Board of Directors, in their best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger under Colorado law. This means that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of our company could effectively be changed by issuances of shares without shareholder approval.

As a general rule, potential investors who might consider making investments in our company will refuse to do so when the company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently very remote, we believe that it is in the interests of our company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

Once the reverse split has occurred, the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure. There is no assurance that the Company will have any success in seeking equity financing.

Future Dilutive Transactions

It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

The issuance of additional shares in future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% now, to as little, after the reverse split, as .3% upon completion of the reverse if new shares are thereafter issued.

2. Control of the Company by stockholders may change due to new issuances.

3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

4. Business plans and operations may change.

5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

           TABLE SHOWING EFFECT OF REVERSE SPLIT ONE FOR FIVE HUNDRED

       Shares Pre-Reverse                                Shares Post-Reverse
--------------------------------------           -------------------------------

         500                                                     1

         1,000                                                   2

         2,000                                                   4

         3,000                                                   6

         4,000                                                   8

         5,000                                                   10

         10,000                                                  20

         20,000                                                  40

         50,000                                                  100

         100,000                                                 200

There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively. However, we cannot control the market's reaction.

Fractional Shares. Fractional shares will be rounded up to the next whole share.

The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 500 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 500. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT.

In the event the ballot is left blank for a proposal, it will be deemed a "For" vote.

--------------------------------------------------------------------------------

PROPOSAL  #2: To  authorize  the  shareholders  to act by  written  consent of a
majority  of   shareholders.   (Requires   an   amendment  to  the  Articles  of
Incorporation.)

--------------------------------------------------------------------------------

The Board of Directors recommends and is requesting that shareholders approve an Amendment to the Articles of Incorporation to allow majority written consent of a majority of shareholders in lieu of shareholders meetings to save money and time in managing the Company as follows:

SHAREHOLDER ACTION BY WRITTEN CONSENT: "Any action required or permitted by Colorado Revised Statutes to be taken at a shareholder meeting may be taken without a meeting, if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing. Effectiveness of such action shall be as provided in Colorado Revised Statutes except when the requirements of
Section 14 of the Securities Exchange Act of 1934 specify otherwise. Record date for determining shareholders entitled to take action, or entitled to be given notice under CRS 7-107-104 (as it may be amended) is the date the corporation first receives a writing upon which the action is taken pursuant to written consent of a majority of shareholders."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION TO AMEND THE ARTICLES OF INCORPORATION TO ADOPT THE SHAREHOLDER ACTION BY WRITTEN CONSENT OF A MAJORITY OF SHAREHOLDERS.

This customary procedure is found in Delaware General Corporation Laws for Delaware corporations and in Nevada Revised Statutes for Nevada corporation. By adopting this provision, only recently allowed in Colorado, it allows the corporation to be governed similarly to Delaware and Nevada corporations with a reduction in expenses of holding shareholder meetings.

In the event the ballot is left blank for a proposal, it will be deemed a "For" vote.

                              SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's Special meeting, it must be received by Mark Goldberg, the CEO and Acting CFO of Marine Exploration, Inc., 535 Sixteenth Street, Suite 820, Denver, Colorado 80202, not later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next Annual meeting will be held in the summer of 2011.

Required Approval

For action to be taken at the Special Meeting, a quorum must be present, which, under the Colorado Business Corporation Act, is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Special Meeting.

Other Matters

Management knows of no business that will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


Dated:  July 30, 2010                        By order of the Board of Directors,



                                             /s/ Mark Goldberg
                                             -----------------------------------
                                             Mark Goldberg, CEO, Acting CFO and
                                             director

                                     BALLOT
--------------------------------------------------------------------------------

                            MARINE EXPLORATION, INC.
                         535 Sixteenth Street, Suite 820
                                Denver, CO 80202
                                 (303) 459-2485

                SPECIAL MEETING OF STOCKHOLDERS, AUGUST 24, 2010

The undersigned hereby appoints Mark Goldberg, CEO, proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Marine Exploration, Inc. held of record by the undersigned at the Special Meeting of Stockholders to be held at 535 Sixteenth Street, Suite 820, Denver, Colorado 80202, at 10:00 a.m., Mountain Daylight Time, and at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Special Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

             PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

                    WE ARE ASKING YOU FOR A PROXY AND YOU ARE
                         REQUESTED TO SEND US A PROXY.

1. To authorize a reverse split of the common stock issued and outstanding on a 1 new shares for 500 old shares basis. Fractional shares will be rounded up to the next whole share. (Requires an amendment to the Articles of Incorporation.)

         [_] FOR                [_] AGAINST                  [_] ABSTAIN

2. To authorize the shareholders to approve actions to act by written consent. (Requires an amendment to the Articles of Incorporation.)

         [_] FOR                [_] AGAINST                  [_] ABSTAIN


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY TO MARINE EXPLORATION, INC., 535 SIXTEENTH STREET, SUITE 820, DENVER, CO 80202.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.






-------------------------------------------       ----------------------------------------------------
Number of Shares owned                            Signature of Stockholder

Dated:_______________, 2010
                                                  ----------------------------------------------------
                                                  Signature if held jointly

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                       13